SCHEDULE 14A
                     SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Albertson's, Inc.

Name of Person(s) Filing Proxy Statement:

United Food & Commercial Workers Union, Local 99R

Payment of Filing Fee (check the appropriate box)

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
  ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________

                   PRELIMINARY PROXY STATEMENT

INDEPENDENT SHAREHOLDER SOLICITATION

FOR PROPOSAL FOR CONFIDENTIAL SHAREHOLDER VOTING AT

ALBERTSON'S, INC.

MAY 24, 1996 ANNUAL STOCKHOLDERS MEETING

Date sent to shareholders:
March 15, 1996

UFCW 99R                             Albertson's
2501 W. Dunlap Ave.                  250 Park Center Blvd.
Phoenix AZ   85021                   Boise ID 83726

Dear Fellow Albertson's Shareholder:

     We urge you to vote FOR our shareholder proposal to allow
Albertson's shareholders to vote by secret ballot.

     Hundreds of companies allow their shareholders to vote confidentially. Voting for leadership is, in our view, a private matter. Secret ballot voting is how union officials and most government officials are elected.

     Shareholders often have business or personal relationships with management which go beyond owning Albertson's stock. For example, an Albertson's employee, bank or insurance company may fear losing their livelihoods if they vote stock held in their name differently than management's recommendation.

     We in no way suggest management has threatened to retaliate against shareholders. However, we believe shareholders should have the right to vote as they see fit without having anything to fear, even social pressure.

     On what issues might Albertson's shareholders disagree with management? For example:

     (1) The members of the Board's compensation committee in 1994 consisted of Albertson's salaried chairman, and from other companies, three chief executives and a chief financial officer. One of these companies did business with Albertson's. There was no one on that committee from outside the arena of similarly-high- salaried corporate executives. In FY1994 Albertson's CEO Gary Michael received more than $1,100,000 in compensation beyond stock options. His salary was $655,500. Both were up from FY1993. The company recently fought the IRS all the way to the Supreme Court on the issue of deducting expenses of management-only nonqualified benefit plans.

     (2) Albertson's has a classified board, meaning each year shareholders only get to vote on one-third of the seats on the board. Many companies instead have annual election of all directors. Another shareholder has proposed declassifying the Board.

     Regardless of whether you agree with management's position on these issues, we think you will agree that shareholders should not have to fear management pressure by voting in disagreement with management.

     Some managements argue against secret ballot voting by arguing shareholders can get confidentiality by placing their stock in the name of a broker or other nominee. However, by your being the record owner rather than a broker, you avoid brokers' maintenance fees. You may be able to get shareholder materials faster. You need not worry about a broker making a mistake in getting your vote counted or keeping your confidences. Record owners have enhanced legal rights under state corporation law, such as the right to inspect corporate records. You should not have to give up all this just to have a secret ballot vote.

     We feel all shareholders deserve the confidentiality provided employees who hold through benefit plans: they have the right to confidentially vote shares held in those plans through the plan's trustees. These employees should be able to buy stock outside the plans without having to give up confidentiality in the process.

     All shareholders deserve a secret ballot vote.

PLEASE VOTE FOR THE FOLLOWING PROPOSAL:

     Resolved, that shareholders recommend the Company provide secret ballot voting for shareholders, excepting disclosure to independent inspectors of election, disclosure to management of comments made to management on proxy cards, or disclosure required by law.

This proposal is phrased as a recommendation to avoid litigation over shareholders' authority to impose it on the Board, and thus shareholder approval of the proposal would not bind the Board. However, most companies' boards comply with recommendations approved by a majority of shareholders.

VOTING PROCEDURE - ELECTION OF DIRECTORS AND OTHER MATTERS TO BE
VOTED

     There are several ways of voting on our proposal:

(1) You can return the enclosed proxy card. However, because the company has not yet announced who its nominees for election to director will be nor any management proposals, we are not permitted to vote the enclosed card on those matters. EXECUTING THE ENCLOSED PROXY CARD WILL WAIVE YOUR RIGHT TO VOTE IN THE DIRECTORS ELECTION AND ON ANY OTHER MATTERS, UNLESS YOU EXECUTE A SUBSEQUENT PROXY CARD.

(2) After management releases its proxy statement, we will revise our card to include the directors' election and any other matters up for a shareholder vote. We will supply revised cards to any shareholders who returned our previous card. We know of no contest for the board of directors.

(3) You can vote in person at the shareholders meeting on May 24, 1996.

(4) Hopefully management's forthcoming proxy card will give you an opportunity to vote on the confidential voting proposal. We asked management to do this and believe it is legally required. We are hopeful that the SEC Staff will resolve the issue. We believe the Board declassification proposal will appear on management's card. READ THE COMPANY'S CARD CAREFULLY
BEFORE YOU SEND IT IN: IF IT GIVES MANAGEMENT DISCRETIONARY AUTHORITY TO VOTE AGAINST SHAREHOLDER PROPOSALS WITHOUT LETTING YOU DIRECT MANAGEMENT'S VOTE ON OUR PROPOSAL, BY SIGNING THAT CARD YOU WILL BE CANCELLING OUT YOUR VOTE FOR THE PROPOSAL ON THE ENCLOSED CARD.

     All holders of common stock as of the record date (to be announced by the Company) are entitled to vote. You may revoke your vote at any time by (1) executing a later proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxyholder or the Company's secretary written notice of revocation prior to the date of the meeting. If you sign the enclosed card but do not direct us how to vote on the proposals we will vote FOR the proposals. We incorporate herein by reference the discussion in the Company's 1995 proxy statement of voting requirements and outstanding securities (p.1).

     We will keep all cards we receive confidential until the meeting. At that point they must be presented to the company's tabulator in order to be counted.

PROPOSALS FOR FUTURE MEETINGS

     SEC Rule 14a-8 gives shareholders who have owned more than $1000 worth of the company's stock for more than one year the right to have the company's proxy statement include a shareholder proposal and supporting statement.

     The deadline for submitting such proposals for inclusion in the proxy statement for the 1997 annual meeting will be in December 1996 (assuming another late May meeting date). The exact deadline will appear in the Company's forthcoming proxy statement. Feel free to contact us if you would like more information about the shareholder proposal process.

EXECUTIVE COMPENSATION/ SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

     We incorporate herein by reference the information on these matters contained in last year's proxy statement. More current information will be contained in management's forthcoming proxy statement.

SOLICITATION

     The costs of this solicitation are being borne by United Food & Commercial Workers Local 99R, which owns 43 shares of company common stock. We represent employees in the Arizona retail food industry, including one Albertson's store, and are organizing others. We will not have specially engaged proxy solicitors but will use our regular staff. We will solicit proxies by mail, telephone, and fax.

THANK YOU FOR VOTING FOR THE PROPOSALS FOR SECRET BALLOT VOTING
FOR SHAREHOLDERS AND ANNUAL ELECTION OF ALL DIRECTORS.

                                        Sincerely,


                                        William McDonough
                                        President UFCW 99


PLEASE RETURN THE ENCLOSED SURVEY AND PROXY CARD TO
                    UFCW 99R
                    2501 W. Dunlap Avenue
                    Phoenix AZ

PROXY
SOLICITED BY UFCW 99R
FOR ALBERTSON'S, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 1996

     The undersigned shareholder hereby appoints William McDonough proxy with full power of substitution to vote for the undersigned at the annual meeting of Albertson's, and at any adjournments thereof, on the proposal set forth in the Proxy Statement. By executing this proxy but no later proxy, the undersigned hereby waives the right to vote in the upcoming election of directors and on any other matters which may come before the meeting. The undersigned hereby directs this proxy be voted in accordance with the instructions herein.

(1) PROPOSAL TO GIVE SHAREHOLDERS SECRET BALLOT VOTING

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

(2)  PROPOSAL TO HAVE ALL DIRECTORS ELECTED ANNUALLY

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]


PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE. PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD
INDICATE AS SUCH. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD
SIGN.

SIGNATURE ________________________________   DATE ___________

SIGNATURE ________________________________   DATE ___________

ADDRESS __________________________________________________
__________________       ___________    __________________
ACCOUNT NO./SSN          # OF SHARES    TEL. NO./FAX NO.

IF YOU ARE NOT THE RECORD OWNER OF THIS STOCK, PLEASE LIST THE
NAME
ADDRESS/ETC. OF THE RECORD OWNER:
_______________________________.

SURVEY OF ALBERTSON'S SHAREHOLDERS

     THIS IS NOT A PROXY: PLEASE RETURN IT EVEN IF YOU DO NOT
FILL
OUT A PROXY CARD

1. Do you support the idea of confidential voting for shareholders?

          Yes  _____     No   ____  Undecided  ________

2. Do you support the idea of annual election of all directors?

          Yes  _____     No   ____  Undecided  ________

3. Do you believe compensation of the Company's top executives should be based more on stock performance than salary?

          Yes  ____      No  _____  Undecided _______

4. Do you support broadening the composition of the compensation committee of the Board of Directors to include persons other than top corporate executives?

          Yes  ____      No  _____  Undecided _______

5. What is your favorite thing about the Company?

     ________________________________

6. What is the worst thing about the Company?

    ___________________________________

7. List anything you would like management to change:

     __________________________________

THE FOLLOWING INFORMATION WILL BE KEPT CONFIDENTIAL:

Name __________________________________Title, if any __________

Address _______________________________________________________

Phone/Fax  ________ # Shares owned  ________

Return to: UFCW 99R, 2501 W. Dunlap Ave., Phoenix AZ 85021